  EXHIBIT 10.6

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of September 28, 2026 (the “Effective Date”), is made by ONAR HOLDING CORPORATION, a Nevada corporation (the “Company”), in favor of the Holders (as defined below) and ADI Funding LLC., solely in its capacity as collateral agent for the benefit of the Holders (as defined below) (the “Collateral Agent”).

R E C I T A L S:

WHEREAS, the Company and the purchaser parties thereto (the “Senior Holders”) are parties to that certain Securities Purchase Agreement dated as of September 28, 2026 (the “Senior Securities Purchase Agreement”), pursuant to which the Company has issued or may issue senior secured convertible notes in an aggregate original principal amount of up to $5,000,000, together with any accrued interest, fees, premiums and other obligations thereunder (the “Senior Notes”);

WHEREAS, the Company and the purchaser parties thereto (the “Junior Holders” and together with the Senior Holders, the “Holders”)) are parties to that certain Securities Purchase Agreement dated as of September 28, 2026 (the “Junior Securities Purchase Agreement” and together with the Senior Securities Purchase Agreement, the “SPAs”), pursuant to which the Company has issued or may issue senior secured convertible notes in an aggregate original principal amount of up to $15,000,000, together with any accrued interest, fees, premiums and other obligations thereunder (the “Junior Notes” and together with the Senior Notes, the “Notes”);

WHEREAS, the Notes are secured by substantially all assets of the Company pursuant to this Agreement and are administered by the Collateral Agent for the benefit of the Holders pursuant to Section 13 hereof;

WHEREAS, pursuant to the terms of the Junior Notes, the Junior Notes (including, for the avoidance of doubt, the Exchange Notes (as defined in the Junior Securities Purchase Agreement)) shall be automatically exchanged into Preferred Shares upon the occurrence of the Nasdaq Uplist (as defined in the Securities Purchase Agreement) at a valuation and with a conversion price determined in accordance with the terms set forth in the Note and applicable certificate of designations, all as contemplated by the Junior Securities Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Holders to purchase and hold the Notes and provide the financing contemplated by the SPAs, the parties hereto desire to enter into this Agreement and agrees as follows:

SECTION 1. Definitions.

(a) All capitalized terms used in this Agreement that are defined in the Notes (including by reference to definitions in other agreements) or in Article 8 or 9 of the Uniform Commercial Code and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Uniform Commercial Code as of the Effective Date shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

(b) The following terms shall have the respective meanings provided for in Article 8 or Article 9, as applicable, of the Uniform Commercial Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Accession Agreement” means an accession agreement in the form of Exhibit E to this Agreement.

“Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.

“Additional Holder” means each of the purchasers, exchangers, and subsequent holders of Notes (including, for the avoidance of doubt, the Exchange Notes) entitled to the benefits of the Transaction Documents after the Effective Date that becomes a party to this Agreement by executing an Accession Agreement.

“Certificated Entities” has the meaning specified therefor in Section 5(m) hereof.

“Collateral” has the meaning specified therefor in Section 2 hereof.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Company, effective to grant “control” (as defined in the Uniform Commercial Code) over such account to the Collateral Agent.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Company as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright.

“Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression (including computer software and internet website content) now or hereafter owned, acquired, developed or used by the Company, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Existing Security Agreement” means that certain Pledge and Security Agreement, dated as of September 15, 2025, by and between the Company and ADI Funding LLC, as collateral agent.

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“Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Holder” means each of the Initial Holders and the Additional Holders.

“Incentive Shares” means shares of Common Stock issued or issuable to the Junior Holders pursuant to the Junior Securities Purchase Agreement in connection with the Nasdaq Uplist, including any shares issued to satisfy Nasdaq public float requirements, holder-count requirements or related listing requirements, whether issued at Closing, upon the Nasdaq Uplist or thereafter.

“Initial Holders” means each of the initial holders of Notes identified on the signature page to this Agreement as of the Effective Date.

“Intellectual Property” means all intellectual property, including copyrights, patents, trademarks, internet domain names, software and trade secrets (together with all issued registrations for and pending applications to register any intellectual property, and all goodwill associated therewith).

“Irrevocable Proxy” has the meaning specified therefor in Section 4(a)(i) hereof.

“Junior Debt” means all amounts owed by the Company to the Junior Holders under the Junior Securities Purchase Agreement and the Junior Notes.

“Licenses” means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.

“Obligations” means all of Company’s obligations under this Agreement and the other Transaction Documents in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Collateral Agent as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Company as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof, and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Perfection Requirements” has the meaning specified therefor in Section 5(j) hereof.

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“Pledge Amendment” has the meaning specified therefor in Section 4(a)(ii) hereof.

“Pledged Debt” means the Indebtedness owned or acquired by the Company described in Schedule VII hereto and all other Indebtedness from time to time owned or acquired by the Company, the Promissory Notes and other Instruments evidencing any or all of such Indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, equity interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of Indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

“Pledged Issuers” means, collectively, (a) the issuers of the shares of equity interests described in Schedule VIII hereto and (b) any other issuer of equity interests at any time and from time to time owned or acquired by the Company whose shares of equity interests are required to be pledged as Collateral under this Agreement.

“Pledged Partnership/LLC Agreement” has the meaning specified therefor in Section 6(k)(ii) hereof.

“Pledged Shares” means (a) the shares of equity interests of the Pledged Issuers, whether or not evidenced or represented by any stock certificate, certificated or uncertificated security or other Instrument, (b) any Preferred Stock, Incentive Shares, and any other equity interests issued by or issuable to the Company pursuant to the Transaction Documents, (c) the certificates representing any of the foregoing, (d) all options, warrants, rights (contractual or otherwise) relating thereto, and (e) all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, equity interests, stock options, warrants, Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidence of Indebtedness, or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing, including any substitution, exchange, recapitalization, reclassification, conversion, stock split, stock dividend, merger or similar transaction involving such equity interests. Pledged Shares shall include all equity interests of the Pledged Issuers, any Preferred Stock, any Incentive Shares, and all proceeds, substitutions, exchanges, recapitalizations, conversions and distributions relating thereto.

“Preferred Shares” means the shares of preferred stock of the Company issued in connection with the Nasdaq Uplist, having the rights, preferences, privileges and restrictions set forth in the certificate of designations of such series of preferred stock and convertible into Common Stock in accordance with the terms of the certificate of designations, together with any securities issued in substitution therefor or in respect thereof as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction.

“Pledgee” has the meaning specified therefor in the Existing Security Agreement.

“Registration Page” has the meaning specified therefor in Section 4(a)(i) hereof.

“Requirements of Law” means, with respect to any Person, collectively, the common law and any and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Senior Debt” means all amounts owed by the Company to the Senior Holders under the Senior Securities Purchase Agreement and the Senior Notes.

“Termination Date” means the date on which all of the Obligations (other than those intended to survive such termination) are paid in full or otherwise terminated.

“Titled Collateral” means all Collateral for which the title to such Collateral is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Company as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark that is the subject of such licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by the Company and now or hereafter covered by such licenses.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Company, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Company relating to the distribution of products and services in connection with which any of such marks are used.

“Transaction Documents” means this Agreement, the Notes (including, for the avoidance of doubt, the Exchange Notes), the Warrants, the Registration Rights Agreement, the SPAs, the Exchange Agreements, all exhibits and schedules hereto and thereto, and all other documents executed in connection with the transactions contemplated hereby.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of Nevada.

SECTION 2. Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Obligations, the Company hereby pledges and collaterally assigns to the Collateral Agent, and grants to the Collateral Agent, a continuing security interest in, all personal property and Fixtures of the Company, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) all Commercial Tort Claims, including, without limitation, the Commercial Tort Claims described in Schedule VI hereto;

(d) all Deposit Accounts and Securities Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto;

(e) all Documents;

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(f) all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);

(g) all Goods, including, without limitation, all Equipment, Fixtures and Inventory;

(h) all Instruments (including, without limitation, Promissory Notes);

(i) all Investment Property;

(j) all Letter-of-Credit Rights;

(k) all Pledged Interests;

(l) all Supporting Obligations;

(m) all Additional Collateral;

(n) all other tangible and intangible personal property and Fixtures of the Company (whether or not subject to the Uniform Commercial Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Company described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of the Company or any other Person from time to time acting for the Company that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and

(o) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case, howsoever the Company’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3. Reserved.

SECTION 4. Delivery of the Pledged Interests.

(a) (i) All Promissory Notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares (if certificated) on the Effective Date shall be delivered to the Collateral Agent on or prior to the Effective Date; provided, however, that, to the extent any such Promissory Note, certificate or Instrument is held by the Pledgee under the Existing Security Agreement, the Company shall deliver such item promptly following its return by the Pledgee. All other Promissory Notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the other Transaction Documents (the “Additional Collateral”) shall be delivered to the Collateral Agent promptly upon, but in any event within five (5) days of, receipt thereof by or on behalf of any of the Company. All such Pledged Interests delivered to the Collateral Agent pursuant to this Agreement shall be (A) held by or on behalf of the Collateral Agent pursuant hereto, (B) delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment, as applicable, or undated note or stock powers, as applicable, executed in blank and (C) with respect to any certificated Pledged Shares, accompanied by (1) a duly executed irrevocable proxy coupled with an interest, in substantially the form of Exhibit C hereto (an “Irrevocable Proxy”), and (2) a duly acknowledged equity interest registration page, in blank, from each Pledged Issuer, substantially in the form of Exhibit D hereto, or otherwise in form and substance satisfactory to the Collateral Agent (a “Registration Page”), all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Interests consist of uncertificated securities, unless the immediately following sentence is applicable thereto, the Company shall cause (x) the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or (y) each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by the Company. If any Pledged Interests consist of security entitlements, the Company shall (x) transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or (y) cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by the Company.

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(i) Within three (3) days of the receipt by the Company of any applicable Additional Collateral, a pledge amendment duly executed by the Company, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement or the other Transaction Documents. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. The Company hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Promissory Notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Interests and the Company shall be deemed upon delivery thereof to have made the applicable representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b) If the Company shall receive, by virtue of being or having been an owner of any Pledged Interests, any applicable Additional Collateral consisting of any (i) equity interest certificate (including, without limitation, any certificate representing an equity interest dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, division, sale of assets, combination of shares, stock split, spin-off or split-off), Promissory Note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends or distributions payable in cash (except such dividends and/or distributions expressly permitted to be retained by the Company pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Company shall receive such equity interest certificate, Promissory Note, Instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Company’s other property and shall promptly deliver it to the Collateral Agent, in the exact form received, with any necessary indorsement and/or instrument of transfer or assignment duly executed in blank (and, in the case of any Additional Collateral described in clause (b)(i) above, with an Irrevocable Proxy and Registration Page with respect to any such Additional Collateral), all in form and substance satisfactory to the Collateral Agent, to be held by the Collateral Agent as Pledged Interests.

SECTION 5. Representations and Warranties. The Company represents and warrants as follows:

(a) Schedule I hereto sets forth a complete and accurate list as of the Effective Date of (i) the exact legal name of the Company, (ii) the jurisdiction of organization of the Company, (iii) the type of organization of the Company and (iv) the organizational identification number of the Company (or states that no such organizational identification number exists).

(b) As of the Effective Date, all Collateral consisting of Equipment, Fixtures, Inventory and other Goods now existing are, and all Equipment, Fixtures, Inventory and other Goods hereafter existing will be, located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 6(b)). As of the Effective Date, the Company’s chief place of business and chief executive office, the place where the Company keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments except for Promissory Notes evidencing indebtedness of not more than $50,000 individually and $250,000 in the aggregate. Set forth in Schedule IV hereto is a complete and accurate list, as of the Effective Date, of each Deposit Account, Securities Account and Commodities Account of the Company, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is, as of the Effective Date (i) a complete and correct list of each trade name used by the Company and (ii) the name of, and each trade name used by, each Person from which the Company has acquired any substantial part of the Collateral within five years of the Effective Date (or such date of so supplementing).

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(c) The Company has delivered to the Collateral Agent true, complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing as of the Effective Date. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Company in respect thereof. Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general principles relating to enforceability. No default under any License by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party. No party to any License has given the Company notice of its intention to cancel, terminate or fail to renew any License.

(d) Schedule II hereto sets forth a complete and accurate list of all (i) registered or applied for Trademarks or Copyrights, (ii) Patents or applications for Patents, and (iii) registered domain names, in each case owned by the Company as of the Effective Date. All such Intellectual Property is subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. No such Intellectual Property is the subject of any licensing or franchising agreement. No Intellectual Property owned or used by the Company conflicts with the rights of others to any Intellectual Property and the Company is not now infringing or in conflict with any such rights of others, and no other Person is now infringing or in conflict with any such properties, assets and rights owned or used by the Company, except in each case for infringements and conflicts that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect. The Company has not received any notice that it is violating or has violated the Intellectual Property rights of any third party.

(e) None of the other Intellectual Property of the Company has been used, divulged, disclosed or appropriated to the detriment of the Company for the benefit of any other Person other than the Company; no employee, independent contractor or agent of the Company has misappropriated any other Intellectual Property of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Company; and no employee, independent contractor or agent of the Company is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement, or contract relating in any way to the protection, ownership, development, use or transfer of the Company’s Intellectual Property.

(f) The Pledged Issuers set forth in Schedule VIII are the Company’s only direct subsidiaries as of the Effective Date. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto, the Pledged Shares constitute 100% of the issued shares of equity interests of the Pledged Issuers as of the Effective Date. All other shares of equity interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.

(g) The Promissory Notes evidencing the Pledged Debt have been, and all other Promissory Notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such Promissory Notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(h) The Company is and will be at all times the sole and exclusive owner of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Liens except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien or financing statements filed in connection with the Existing Security Agreement, which will remain of record solely pending filing of Uniform Commercial Code amendments by the Pledgee on or following the Effective Date, or as otherwise disclosed to the Collateral Agent in writing prior to the Effective Date.

(i) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or Contractual Obligation binding on or otherwise affecting the Company or any of its properties and will not result in, or require the creation of, any Lien (other than any Permitted Lien) upon or with respect to any of its properties.

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(j) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by the Company of this Agreement, (ii) the grant by the Company of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing pursuant to the Uniform Commercial Code in the office of the Secretary of State (or equivalent filing office) of the relevant State(s) of the respective jurisdictions of organization of the Company described in Schedule V hereto with respect to the portion of Collateral that can be perfected by such filing, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the registered or applied for Trademarks and Copyrights, registered Patents and applications for Patents in the United States owned by the Company, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (D) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the Company, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate Governmental Authority, (E) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (F) the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) – (F), each, a “Perfection Requirement” and, collectively, the “Perfection Requirements”).

(k) As of the Effective Date, the Company does not hold any Commercial Tort Claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant, except for such claims described in Schedule VI.

(l) This Agreement creates a legal, valid and enforceable security interest in favor of the Collateral Agent, in the Collateral, as security for the Obligations. The Perfection Requirements will result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Company obtains rights after the Effective Date, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens, and the recording of such instruments of assignment described above. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Collateral Agent’s having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the Effective Date, (ii) the Collateral Agent’s having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights constituting Collateral after the Effective Date, and (iii) the other filings and recordations and actions described in Section 5(j) hereof.

(m) Any Pledged Issuer that is a partnership or a limited liability company with certificated equity interests, has irrevocably opted into Article 8 of the relevant Uniform Commercial Code (collectively, the “Certificated Entities”). Such interests are securities for purposes of Article 8 of the relevant Uniform Commercial Code. With respect to any Pledged Issuer that is not a Certificated Entity, the partnership interests or membership interests of each such Person are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate.

SECTION 6. Covenants as to the Collateral. During the period from the Effective Date until the Termination Date:

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(a) Further Assurances. The Company will promptly take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Collateral Agent may require from time to time in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) at the request of the Collateral Agent, marking conspicuously all Chattel Paper, Instruments, Licenses and all of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, Instrument, License or Records is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that the Company’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to United States Intellectual Property hereafter existing and not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Collateral Agent Irrevocable Proxies and Registration Pages in respect of the Pledged Interests, (F) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (G) if at any time after the Effective Date, the Company acquires or holds any Commercial Tort Claim, immediately notifying the Collateral Agent in a writing signed by the Company setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (H) upon the acquisition after the Effective Date by the Company of any Titled Collateral, immediately notifying the Collateral Agent of such acquisition, setting forth a description of the Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Collateral Agent, immediately causing the Collateral Agent to be listed as the lienholder on such Certificate of Title or certificate of ownership and delivering evidence of the same to the Collateral Agent, and (I) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. The Company shall not take or fail to take any action which could in any manner impair the validity or enforceability of the Collateral Agent’s security interest in and Lien on any Collateral.

(b) Location of Equipment and Inventory. The Company will keep the Equipment and Inventory at the locations specified in Schedule III hereto or, with not less than thirty (30) days’ prior written notice to the Collateral Agent after any change accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Company may elect, provided that (i) all action required under this Agreement has been taken (or will be taken, to the extent such action is required or permitted to be taken at a later date) to grant to the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens) in favor of the Collateral Agent, and (ii) the Collateral Agent’s rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

(c) Condition of Equipment. The Company will maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its Equipment which is necessary or useful in the proper conduct of its business to be maintained and preserved in good working order and condition, ordinary wear and tear and casualty excepted, and with forthwith, or in the case of any loss or damage promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.

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(d) Provisions Concerning the Accounts and the Licenses.

(i) The Company will, except as otherwise provided in this subsection (d), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, the Company may (and, at the Collateral Agent’s direction, will) take such action as the Company (or, if applicable, the Collateral Agent) may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Company thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of the Company and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Company might have done. After receipt by the Company of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce the Company’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by the Company in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Company and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral, and (B) the Company will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 8 hereof.

(ii) Upon the occurrence and during the continuance of any breach or default under any License by any party thereto other than the Company, (A) the Company will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) the Company will not, without the prior written consent of the Collateral Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) the Company will, upon written instructions from the Collateral Agent and at the Company’s expense, take such action as the Collateral Agent may deem necessary or advisable in respect thereof.

(iii) The Company will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any License (A) declares a breach or default by the Company of any material term thereunder, (B) terminates such License or (C) purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by the Company.

(iv) The Company will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect. The Company will not, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License.

(e) Notices and Communications; Defense of Title; Amendments; Equity Issuances. The Company will:

(i) at the Company’s expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it in respect of the Pledged Interests;

(ii) at the Company’s expense, defend the Collateral Agent’s right, title and security interest in and to the Pledged Interests against the claims of any Person, keep the Pledged Interests free from all Liens (except Permitted Liens), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Interests or any interest therein;

(iii) not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests; and

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(iv) not permit the issuance of (A) any additional shares of any class of equity interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of equity interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of equity interests.

(f) Intellectual Property.

(i) If applicable, the Company has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit B for Intellectual Property constituting Collateral that has been registered or applied for with the United States Patent and Trademark Office or United States Copyright Office, as applicable. Except as provided in subsection (ii) below, the Company (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and the Company will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated.

(ii) Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Company shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as any other Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.

(iii) The Company will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in clause (ii) above), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Company shall (A) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (B) to the extent the Company shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Company shall deem appropriate under the circumstances to protect such Intellectual Property.

(iv) The Company shall furnish to the Collateral Agent statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Company shall modify this Agreement by amending Schedule II hereto to include any such Intellectual Property and any Licenses, as the case may be, which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.

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(v) Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, the Company may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Company will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(vi) In the event that the Company shall (A) obtain rights to any new Trademarks necessary for the operation of its business, or any reissue, renewal or extension of any existing Trademark necessary for the operation of its business, (B) obtain rights to or develop any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Patent or any improvement thereof (whether pursuant to any license or otherwise), (C) obtain rights to or develop any new works protectable by Copyright, or become entitled to the benefit of any rights with respect to any Copyright or any registration or application therefor, or any renewal or extension of any existing Copyright or any registration or application therefor, or (D) obtain rights to or develop new other Intellectual Property, the provisions of Section 2 hereof shall automatically apply thereto and the Company shall give to the Collateral Agent prompt notice thereof. The Company, either itself or through any agent, employee, licensee or designee, shall give the Collateral Agent written notice of each application submitted by it for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof and shall deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest thereunder in accordance with Section 6(f)(iv).

(vii) The Company shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Termination Date.

(g) Deposit, Commodities and Securities Accounts. Within 60 days after the Effective Date (or such longer period as the Collateral Agent may agree to in its sole discretion), the Company shall cause each bank and other financial institution with an account referred to in Schedule IV hereto, in each case, to execute and deliver to the Collateral Agent (or its designee) a Control Agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by the Company and such bank or financial institution, or enter into other arrangements in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree (unless otherwise agreed to by the Collateral Agent), among other things, that, to the extent required to perfect the security interest granted herein in such account (i) it will comply at any time with the instructions originated by the Collateral Agent (or its designee) to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of the Company, which instructions the Collateral Agent (or its designee) will not give to such bank or other financial institution in the absence of a continuing Event of Default, and (ii) all cash, Commodity Contracts, securities, Investment Property and other items of the Company deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its designee).

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(h) Titled Collateral.

(i) The Company shall (a) cause all Collateral, now owned or hereafter acquired by the Company, which under applicable law are required to be registered, to be properly registered in the name of the Company, (b) cause all Titled Collateral, to be properly titled in the name of the Company, and if requested by the Collateral Agent, with the Collateral Agent’s Lien noted thereon and (c) if requested by the Collateral Agent, promptly deliver to the Collateral Agent (or its custodian) originals of all such Certificates of Title or certificates of ownership for such Titled Collateral, with the Collateral Agent’s Lien noted thereon.

(ii) Upon the acquisition after the Effective Date by the Company of any Titled Collateral), the Company shall immediately notify the Collateral Agent of such acquisition, set forth a description of such Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral and immediately deliver to the Collateral Agent (or its custodian) originals of the Certificates of Title or certificates of ownership for such Titled Collateral, together with the manufacturer’s statement of origin, and an application duly executed by the Company to evidence the Collateral Agent’s Lien thereon.

(iii) The Company hereby appoints the Collateral Agent as its attorney-in-fact, effective the Effective Date and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of the Company title or ownership applications for filing with appropriate Governmental Authority to enable Titled Collateral now owned or hereafter acquired by the Company to be amended to reflect the Collateral Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authority, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Company as the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 6(h)) (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the Termination Date.

(iv) With respect to motor vehicles, any Certificates of Title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(v) So long as no Event of Default shall have occurred and be continuing, upon the request of the Company, the Collateral Agent shall execute and deliver to the Company such instruments as the Company shall reasonably request to remove the notation of the Collateral Agent as lienholder on any Certificate of Title or certificate of ownership for any Titled Collateral; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Collateral Agent of a certificate from the Company, stating that the Titled Collateral, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that the Company will receive as sale proceeds or insurance proceeds shall be paid to the Collateral Agent hereunder to be applied to the Obligations.

(i) Control. The Company hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may request in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Uniform Commercial Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Securities Accounts; (iii) Electronic Chattel Paper, (iv) Investment Property and (v) Letter-of-Credit Rights. The Company hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

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(j) Records; Inspection and Reporting.

(i) The Company shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests.

(ii) The Company shall not, without the prior written consent of the Collateral Agent, amend, modify or otherwise change (A) its name, organizational identification number or FEIN, (B) its jurisdiction of organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto. The Company shall immediately notify the Collateral Agent if the Company does not have such organizational identification number.

(k) Partnership and Limited Liability Company Interests.

(i) Except with respect to partnership interests and limited liability company membership interests evidenced by a certificate, which certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Pledged Issuer that is a partnership or a limited liability company shall permit such Pledged Issuer’s partnership interests or membership interests to (A) be dealt in or traded on securities exchanges or in securities markets, (B) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (C) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (D) be evidenced by a certificate. The Company agrees that such partnership interests or membership interests shall constitute General Intangibles.

(ii) The Company covenants and agrees that each limited liability company agreement, operating agreement, membership agreement, partnership agreement or similar agreement to which the Company is a party and relating to any Pledged Interests (as amended, restated, supplemented or otherwise modified from time to time, each a “Pledged Partnership/LLC Agreement”) is hereby amended by this Section 6(k) (A) to permit the Company to the fullest extent permitted by law (1) to pledge all of the Pledged Interests in which the Company has rights, (2) to grant and collaterally assign to the Collateral Agent, a lien on and security interest in such Pledged Interests and (3) to, upon any foreclosure by the Collateral Agent on such Pledged Interests (or any other sale or transfer of such Pledged Interests in lieu of such foreclosure), transfer to the Collateral Agent (or to the purchaser or other transferee of such Pledged Interests in lieu of such foreclosure) its rights and powers to manage and control the affairs of the applicable Pledged Issuer, in each case, without any further consent, approval or action by any other party, including, without limitation, any other party to any Pledged Partnership/LLC Agreement or otherwise, except any consent, approval or action that is necessary in order to comply with applicable securities laws or other Requirements of Law and (B) to provide that (1) the bankruptcy or insolvency of the Company shall not cause the Company to cease to be a holder of such Pledged Interests, (2) upon the occurrence of such an event, the applicable Pledged Issuer shall continue without dissolution and (3) the Company waives any right it might have to agree in writing to dissolve the applicable Pledged Issuer upon the bankruptcy or insolvency of the Company, or the occurrence of an event that causes the Company to cease to be a holder of such Pledged Interests.

(iii) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee shall have the right (but not the obligation) to be substituted for the Company as a member, manager or partner under the applicable Pledged Partnership/LLC Agreement, and the Collateral Agent or its designee shall have all rights, powers and benefits of the Company as a member, manager or partner, as applicable, under such Pledged Partnership/LLC Agreement in accordance with the terms of this Section 6(k). For avoidance of doubt, such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder.

(iv) During the period from the Effective Date until the Termination Date, no further consent, approval or action by any other party, including, without limitation, any other party to the applicable Pledged Partnership/LLC Agreement or otherwise shall be necessary to permit the Collateral Agent or its designee to be substituted as a member, manager or partner pursuant to this Section 6(k), except for any consent, approval or action that is necessary in order to comply with applicable securities laws or other Requirements of Law. The rights, powers and benefits granted pursuant to this paragraph shall inure to the benefit of the Collateral Agent and each of their respective successors, assigns and designees, as intended third party beneficiaries.

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(v) The Company and each applicable Pledged Issuer agree that during the period from the Effective Date until the Termination Date, no Pledged Partnership/LLC Agreement shall be amended to be inconsistent with the provisions of this Section 6(k) without the prior written consent of the Collateral Agent.

SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) the Company may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that (A) the Company will not exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives the Company notice that, in the Collateral Agent’s judgment, such action (or inaction) could reasonably be expected to violate the terms of this Agreement or the Note or have a material adverse effect and (B) the Company will give the Collateral Agent at least five (5) Business Days’ notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which could reasonably be expected to adversely affect the value, liquidity or marketability of any Collateral or the creation, perfection and priority of the Collateral Agent’s Lien thereon; and

(ii) the Company may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Transaction Documents; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Transaction Documents, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Interests and shall, if received by the Company, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Company, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Obligations.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) all rights of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments, and the Collateral Agent (personally or through an agent) shall thereupon be solely authorized and empowered to transfer and register in the Collateral Agent’s name, or in the name of the Collateral Agent’s nominee, the whole or any part of the Pledged Interests, it being acknowledged by the Collateral Agent that such transfer and registration may be effected by the Collateral Agent by the delivery of a Registration Page to the Company or to the Pledged Issuer, as applicable, reflecting the Collateral Agent or its designee as the holder of such Pledged Interests, or otherwise by the Collateral Agent through its irrevocable appointment as attorney-in-fact pursuant to Section 8 hereof;

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(ii) the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to the Company in respect of the Pledged Debt, and the Company hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

(iii) without limiting the generality of the foregoing, the Collateral Agent may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, division, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

(iv) all dividends, distributions, interest and other payments that are received by the Company contrary to the provisions of Section 7(a)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Company, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated equity interest powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Obligations.

SECTION 8. Additional Provisions Concerning the Collateral.

(a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, the Company hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in the Company’s name and to file such agreements, instruments or other documents in the Company’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, regardless of whether any particular asset of the Company falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of the Company constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether the Company is an organization, the type of organization and any organizational identification number issued to the Company) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the Effective Date. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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(b) The Company hereby irrevocably appoints the Collateral Agent as its attorney-in- fact and proxy, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Company under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral, (vi) to execute assignments, licenses and other documents to enforce the Collateral Agent’s rights with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent (in its sole discretion), and such payments made by the Collateral Agent shall constitute additional Obligations of the Company to the Collateral Agent, be due and payable immediately without demand, and shall bear interest from the date payment of said amounts is demanded at the Default Interest rate, and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the Termination Date.

(c) For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Company hereby (i) grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by the Company, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; and (ii) assigns to the Collateral Agent, to the extent assignable, all of its rights to any Intellectual Property now or hereafter licensed or used by the Company. The Company hereby releases the Collateral Agent from, and indemnifies the Collateral Agent against, any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney, proxy or license, granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d) If the Company fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Company or the Collateral Agent, and the fees and expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Company pursuant to Section 10 hereof constitute additional Obligations of the Company to the Collateral Agent, be due and payable immediately without demand and bear interest from the date payment of said amounts is demanded at the Default Interest rate.

(e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to the Company (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

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(f) Anything herein to the contrary notwithstanding (i) the Company shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Company from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g) The Collateral Agent may at any time in its discretion (i) without notice to the Company, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of the Company under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.

SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by the Company where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to the Company in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices, at any exchange or broker’s board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. The Company agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) days’ prior notice to the Company of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. If the Collateral Agent sells any of the Collateral upon credit, the Company will be credited only with payments actually received by the Collateral Agent from the purchaser thereof, and if such purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Company shall be credited with proceeds of the sale. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that the Company may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. The Company hereby acknowledges that (A) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (B) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (C) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent and (D) such actions set forth in clauses (A), (B) and (C) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (1) upon written notice to the Company from the Collateral Agent, the Company shall cease any use of the Intellectual Property described in such notice; (2) the Collateral Agent may, at any time and from time to time, upon five (5) days’ prior notice to the Company, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, execute and deliver on behalf of the Company, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

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(b) In the event that the Collateral Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, the Company will, at the Company’s expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law. The Company acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of the failure by the Company to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if the Company fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Interests on the date the Collateral Agent demands compliance with this Section 9(b), provided, however, that the payment of such amount shall not release the Company from any of its obligations under the Note.

(c) Notwithstanding the provisions of Section 9(b) hereof, the Company recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Company further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Uniform Commercial Code (or any successor or similar, applicable statutory provision) as then in effect in the State of Nevada, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

(d) Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral, the Collateral Agent may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Transaction Documents. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the Termination Date shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

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(e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent is legally entitled, the Company shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(f) The Company hereby acknowledges that if the Collateral Agent complies with any applicable Requirements of Law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(g) The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Company lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under the Notes or any other instrument under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

(h) The Collateral Agent shall provide Holder with notice of all actions it takes hereunder. Upon the Collateral Agent obtaining any cash, it shall as soon as practical pay such cash to the Holder, pro rata to the notes they hold.

SECTION 10. Indemnity and Expenses.

(a) The Company agrees to defend, protect, indemnify and hold harmless the Collateral Agent from and against all losses, claims, damages and liabilities arising out of or in connection with the performance of its duties under this Agreement; provided that the Company shall not be liable to the extent such losses, claims, damages or liabilities resulted from the Collateral Agent’s gross negligence, bad faith or willful misconduct.

(b) The Company agrees to pay to the Collateral Agent costs and expenses in accordance with the Transaction Documents.

SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Notes.

SECTION 12. Security Interest Absolute; Joint and Several Obligations.

(a) All rights of the Collateral Agent, all Liens and all obligations of the Company hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Transaction Documents, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Transaction Documents, (iii) any exchange or release of, or non- perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

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(b) The Company hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligations, (iii) notice of any actions taken by the Collateral Agent or any other Person under the Note, the SPAs or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving the Company of any of the Company’s obligations hereunder and (v) any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral.

SECTION 13. Collateral Agent Appointment.

(a) The Holders hereby designate and appoint ADI Funding LLC. to act as its agent and collateral agent to hold the Collateral for the benefit of the Holders and hereby authorizes the Collateral Agent to take such actions on behalf of the Holders and to exercise such powers and perform such duties as are expressly granted to the Collateral Agent under this Agreement and the other Transaction Documents. The Collateral Agent hereby accepts such agency appointment to act as Collateral Agent, until its resignation or removal as Collateral Agent. By entering into, or performing its duties under, this Agreement, the Collateral Agent shall not be deemed to assume any obligations or liabilities of the Company under this Agreement or any other Transaction Documents, and nothing contained herein shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Company under this Agreement. For as long as the Senior Debt is outstanding, the Collateral Agent shall take such actions or refrain from taking any action as instructed by Senior Holders holding at least a majority of the then outstanding Senior Debt.

(b) Upon the execution and delivery by any Person of an Accession Agreement, such Person shall become an Additional Holder hereunder with the same force and effect as if originally named as such herein as Holder. The execution and delivery of any Accession Agreement shall not require the consent of any other Holder hereunder. The rights and obligations of each Holder hereunder shall remain in full force and effect notwithstanding the addition of any new Holder as a party to this Agreement.

SECTION 14. Priority/Standstill

(a) Priority.All Junior Debt is hereby subordinated in right of payment to all obligations of Company to Senior Holders under the Senior Debt. Once the Senior Debt is indefeasibly satisfied, the Junior Debt shall be the senior secured debt of the Company.

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(b) Standstill. The Junior Holders will not demand or receive from Company (and Company will not pay to Junior Holders) or from any other person all or any part of the Junior Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Junior Holders exercise any remedy with respect to any property of Company, and until the Senior Debt has been fully converted, paid in cash and/or as otherwise permitted under the Senior Debt Documents, or until the termination of the Senior Debt Documents. Nothing herein shall prohibit Junior Holders and/or Company (as applicable) from converting all or any part of the Junior Debt into equity securities of Company. In addition, no Junior Holder will accelerate the Junior Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Company (including, without limitations, any Insolvency Proceedings), until such time as the Senior Debt has been fully discharged. Further no Junior Holder will amend any portion the Junior Debt without the consent of the Senior Holders.

SECTION 15. Miscellaneous.

(a) No amendment of any provision of this Agreement (including any Schedule attached hereto other than as expressly set forth herein) shall be effective unless it is in writing and signed by the Company and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Company therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the Notes are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under this Agreement and the Notes are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other this Agreement or the Notes, including but not limited to, the Company.

(c) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the Termination Date and (ii) be binding on the Company in accordance with Section 9-203(d) of the Uniform Commercial Code, and shall inure to the benefit of the Collateral Agent and its respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its respective rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all of the obligations and benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of the Company hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

(d) After the occurrence of the Termination Date, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Company, (ii) the Collateral Agent agrees to file Uniform Commercial Code amendments on or promptly after the Termination Date to evidence the termination of the Liens so released and (iii) the Collateral Agent will, upon the Company’s request and at the Company’s cost and expense, (A) promptly return to the Company (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) promptly execute and deliver to the Company such documents and make such other filings as the Company shall reasonably request to evidence such termination, without representation, warranty or recourse of any kind. In addition, upon any sale or disposition of any item of Collateral in a transaction expressly permitted under this Agreement or the other Transaction Documents, the Collateral Agent agrees to execute a release of its security interest in such item of Collateral, and the Collateral Agent shall, upon the reasonable request of the Company and at the Company’s cost and expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such release, without representation, warranty or recourse of any kind.

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(e) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f) All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts located in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of such state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of this Agreement, then the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

(g) The Company irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(h) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(i) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(k) For purposes of this Agreement, all references to the Schedules attached hereto shall be deemed to refer to each such Schedule as updated from time to time in accordance with the terms of this Agreement.

[Remainder Of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

ONAR HOLDING CORPORATION

By:
Name: Claude Zdanow
Title: Chief Executive Officer

ADI Funding LLC., as Collateral Agent

By:
Name: [●]
Title: [●]

For purposes of Sections 13, 14 and 15 only

HOLDERS

[●]

By: _________________________

Name:

Title:

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SCHEDULE I

LEGAL NAME; JURISDICTION OF ORGANIZATION; TYPE OF ORGANIZATION;

ORGANIZATIONAL IDENTIFICATION NUMBER

26

SCHEDULE II

INTELLECTUAL PROPERTY AND LICENSES; TRADE NAMES

27

SCHEDULE III

LOCATIONS OF THE COMPANY

28

SCHEDULE IV

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

29

SCHEDULE V

UCC FINANCING STATEMENTS

30

SCHEDULE VI

COMMERCIAL TORT CLAIMS

31

SCHEDULE VII

PLEDGED DEBT

32

SCHEDULE VIII

PLEDGED SHARES AND MEMBERSHIP INTERESTS

33

EXHIBIT A

PLEDGE AMENDMENT

This Pledge Amendment, dated as of ________ ___ ,___, is delivered pursuant to Section 4 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated September 28, 2026, (as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”; capitalized terms used and not defined herein have the same meanings as set forth in the Security Agreement) by ONAR Holding Corporation (the “Company”) in favor of ADI Funding LLC. (the “Collateral Agent”) and that the Promissory Notes, Instruments or Pledged Shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Interests referred to in such Security Agreement and shall secure all of the Obligations referred to in such Security Agreement.

Name of Maker	Description	Original Principal Amount
___________	___________	___________
___________	___________	___________

Name of Pledged Issuer	Number of Shares	Percentage of Outstanding Shares	Class	Certificate Number
___________	___________	___________	___________	___________
___________	___________	___________	___________	___________

ONAR Holding Corporation

By:
Name:
Title:

ADI Funding LLC., as the Collateral Agent

By:
Name:
Title:

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EXHIBIT B

ASSIGNMENT FOR SECURITY - - [TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS, ONAR Holding Corporation, a Nevada corporation (the “Company”), [holds all right, title and interest in and to, the trademarks and service marks listed on the attached Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the attached Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the attached Schedule A, which copyrights are registered or applied for in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Company has entered into a Pledge and Security Agreement, dated [●], 2026 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of [  ], a [  ] corporation, in its capacity as collateral agent for the Holder as defined in the Security Agreement (the “Collateral Agent”); and

WHEREAS, pursuant to the Security Agreement, the Company granted to the Collateral Agent a continuing security interest in all right, title and interest of Company in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “IP Collateral”), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company does hereby grant to the Collateral Agent a continuing security interest in the IP Collateral to secure the prompt payment, performance and observance of the Obligations.

The Company does hereby further acknowledge and affirm that the rights and remedies of the Company with respect to the IP Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Company has caused this agreement to be duly executed by its officer thereunto duly authorized as of the date first written above.

ONAR Holding Corporation

By:
Name:
Title:

35

SCHEDULE A TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]

[Patent and Patent Applications]

[Copyright and Copyright Applications]

Owned by ____________________________

36

EXHIBIT C

FORM OF IRREVOCABLE PROXY

            , 20 [   ]

(Interests of [    ] (the “Issuer”))

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [______________] a [______________] (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ADI Funding LLC., solely in its capacity as collateral agent for the benefit of the Holders (in such capacity, the “Proxy Holder”) the attorney and proxy of the Company with full power of substitution and resubstitution, to the full extent of the Company’s rights with respect to all of the Pledged Interests (as defined in the Security Agreement, defined below) which constitute the equity interests of the Issuer (the “Interests”) owned by the Company. Upon the execution hereof, all prior proxies given by the Company with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest, and is granted pursuant to that certain Pledge and Security Agreement, dated as of [●], 2026, by ONAR Holding Corporation, in favor of the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in consideration of the loan provided to the Company pursuant to a secured convertible promissory note date dated [   ], 2026 (the “Note”). Capitalized terms used herein but not otherwise defined in this Irrevocable Proxy have the meanings ascribed to such terms in the Security Agreement.

The Proxy Holder named above will be empowered and may exercise this Irrevocable Proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including, but not limited to, at any meeting of the [members/board] of the Issuer, however called, and at any adjournment thereof, or in any written action by consent of the [members/board] of the Issuer. This Irrevocable Proxy shall remain in effect with respect to the Interests until the Termination Date, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by Proxy Holder as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, all as though such payment had not been made (provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations), notwithstanding any time limitations set forth in the [operating agreement/by-laws] and other organization documents of the Issuer or the [Limited Liability Company Act/Corporations Act] of the State of [   ].

Any obligation of the Company hereunder shall be binding upon the heirs, successors, and assigns of the Company (including, without limitation, any transferee of any of the Interests).

[Signature Page Follows]

37

IN WITNESS WHEREOF, the Company has executed this Irrevocable Proxy as of the date first written above.

[ ]

By:
Print Name:
Title:

38

EXHIBIT D

FORM OF REGISTRATION PAGE

[Issuer]

[Stock/Membership/Partnership] Ledger as of _________, ___*

Name	Certificate No.	Number of Interests

Acknowledged By: [Issuer]

By:
Print Name:
Title:

___________________________

* To Remain Blank - Not Completed at Closing.

39

EXHIBIT E

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of [●] (this “Accession Agreement”) is supplemental to that certain Pledge and Security Agreement dated as of September 28, 2026 (the “Security Agreement”) made by ONAR HOLDING CORPORATION, a Nevada corporation (the “Company”), in favor of ADI Funding LLC. as Collateral Agent. Capitalized terms used herein but not otherwise defined in this Accession Agreement have the meanings ascribed to such terms in the Security Agreement.

WHEREAS, [●], a [●] (the “New Holder”) is a holder of certain Notes and will derive substantial benefits from the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Holder agrees as follows:

SECTION 1. For the purposes of Section 13 of the Security Agreement, the New Holder by its signature below becomes a Holder under the Security Agreement with the same force and effect as if originally named therein as a Holder, and the New Holder hereby agrees to all of the terms and provisions of the Security Agreement applicable to it as a Holder thereunder. The New Holder hereby designates and appoints ADI Funding LLC. to act as its agent and collateral agent to hold the Collateral for the benefit of the New Holder and hereby authorizes the Collateral Agent to take such actions on behalf of the New Holder and to exercise such powers and perform such duties as are expressly granted to the Collateral Agent under the Security Agreement and the other Transaction Documents. Each reference to a “Holder” in the Security Agreement shall be deemed to include the New Holder. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. This Accession Agreement shall become effective as to the New Holder upon execution by the New Holder, and thereafter shall be binding upon the New Holder and its permitted successors and assigns, and shall inure to the benefit of the New Holder and its successors and assigns, except that the New Holder shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Accession Agreement, the Security Agreement and the other Transaction Documents. Delivery of an executed counterpart of a signature page of this Accession Agreement by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Accession Agreement.

SECTION 3. Any provision of this Accession Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 4. All communications and notices hereunder shall be in writing and given as provided in section 11 of the Security Agreement.

SECTION 5. THIS ACCESSION AGREEMENT IS GOVEREND BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA.

[signature page follows]

40

IN WITNESS WHEREOF, the New Holder has duly executed this Accession Agreement to the Security Agreement as of the day and year first above written.

[NAME OF NEW HOLDER]

By:
Name:
Title:

41